EAGLE CAPITAL APPRECIATION FUND
EAGLE GROWTH & INCOME FUND
EAGLE SERIES TRUST

SUPPLEMENT DATED MAY 19, 2011
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED MARCH 1, 2011

Effective immediately, the SAI will be revised as follows:

The Officers’ table found within the section entitled “Fund Information - Management of the Funds” is hereby deleted and replaced with the following table:

Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years
Richard J. Rossi (1956) President since March 2010	President and Co-Chief Operating Officer of Eagle since 2009 and 2007, respectively; Executive Vice President Eagle 2000-2009; President and Director of EFD since 2005
Susan L. Walzer (1967) Principal Executive Officer since May 2011	Vice President of Fund Administration since May 2011; Chief Compliance Officer of Eagle Family of Funds and Eagle Fund Services, Inc. (“EFS”) (b) 2007-2011; Director of Compliance for Eagle 2005-2007
Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since May 2011	Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively
Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since May 2011	Manager of Fund Compliance for Eagle since May 2011; Director of Compliance for Eagle 2007-2011

(a)	Officers each serve one year terms.
(b)	Prior to September 13, 2010, EFS served as the Funds’ transfer agent.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS AND SAI FOR FUTURE REFERENCE